UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2012

AMC ENTERTAINMENT INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8747	43-1304369
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

920 Main Street, Kansas City, Missouri	64105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (816) 221-4000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01           Regulation FD Disclosure.

On June 13, 2012, AMC Entertainment Inc. (the “Company”) announced that it had commenced a solicitation of consents from holders of each of its 8.75% Senior Notes due 2019 (the “8.75% Notes”) and its 9.75% Senior Subordinated Notes due 2020 (the “9.75% Notes” and, together with the 8.75% Notes, the “Notes”) for (i) a waiver of the requirement for the Company to comply with the “change of control” covenant in each of the Indenture governing the 8.75% Notes (the “8.75% Indenture”) and the Indenture governing the 9.75% Notes (the “9.75% Indenture” and, together with the 8.75% Indenture, the “Indentures”) in connection with the acquisition (the “Acquisition”) of all of the outstanding capital stock of AMC Entertainment Holdings, Inc., the parent corporation of the Company, by Dalian Wanda Group Co., Ltd. (“Wanda”), including the Company’s obligation to make a “change of control offer” in connection with the Acquisition with respect to each series of Notes, and (ii) certain amendments to each of the 8.75% Indenture and the 9.75% Indenture to reflect the change in ownership going forward by adding Wanda and its affiliates to the definition of “Permitted Holder” under each of the Indentures.  The press release relating to the foregoing is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Company is also seeking an amendment and waiver to its senior secured credit facilities to, among other things, permit the change of control as a result of the Acquisition. If the closing of the Acquisition occurs, the Company currently intends to retire or redeem all of its outstanding 8% Senior Subordinated Notes due 2014 at par on the earliest practicable date following the closing, using a combination of cash on hand and funds contributed to the Company by Wanda.

On June 13, 2012, management of the Company gave a slide presentation to certain of the Company’s lenders. The presentation materials are attached hereto as Exhibit 99.2 and incorporated herein by reference. These materials may also be used by the Company at one or more subsequent conferences with analysts and investors.  The information contained in the attached presentation materials is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission filings and other public announcements. The Company undertakes no duty or obligation to publicly update or revise this information, although it may do so from time to time.

The information in this Current Report on Form 8-K, including the exhibits furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01.          Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

99.1	Press release of the Company.
99.2	Slide presentation materials used beginning on June 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT INC.

Date: June 13, 2012	By:	/s/ Craig R. Ramsey
Craig R. Ramsey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of the Company.
99.2	Slide presentation materials used beginning on June 13, 2012.